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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 14, 2003


                         United States Exploration, Inc.
             (Exact name of registrant as specified in its charter)


Colorado                                1-13513           84-1120323
(State or other jurisdiction of         (Commission       (I.R.S. Employer
incorporation or organization)          File No.)         Identification No.)


                            1560 Broadway, Suite 1900
                             Denver, Colorado 80202
                    (Address of principal executive offices)


                                 (303) 863-3550
              (Registrant's telephone number, including area code)



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             99.1  --  Press release issued by the Registrant on August 14, 2003


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On August 14, 2003, the Registrant issued a press release announcing its earnings for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNITED STATES EXPLORATION, INC.

Date:  November 10, 2003         By: /s/ F. Michael Murphy
                                    -------------------------------------------
                                    F. Michael Murphy, Vice President and Chief
                                    Financial Officer

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                                  EXHIBIT INDEX
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

Exhibit
Number            Description
-------           -----------
99.1              Press release issued by the Registrant on August 14, 2003
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